UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-05308
                                                     ---------

                   PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                   -----------------------------------------
               (Exact name of registrant as specified in charter)

             300 SOUTH WACKER DRIVE, SUITE 2880, CHICAGO, IL 60606
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

   MR. GERALD PERRITT, 300 SOUTH WACKER DRIVE, SUITE 2880, CHICAGO, IL 60606
   --------------------------------------------------------------------------
                    (Name and address of agent for service)

                                 1-312-669-1650
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2004
                         ----------------

Date of reporting period:  FOR THE ANNUAL PERIOD OCTOBER 31, 2004
                           --------------------------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

Annual Reports
October 31, 2004

(PERRITT LOGO)
MICROCAP OPPORTUNITIES FUND
EMERGING OPPORTUNITIES FUND

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long-term capital appreciation based on superior or niche products or services, favorable operating characteristics, superior management, and/or other exceptional factors. Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $250 million or less. The fund seeks to invest in very small companies that have a significant percentage of stock owned by management, low levels of long-term debt, above average revenue and earnings growth rates, and those that possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

                 From the Desk of Dr. G. W. Perritt, President
                        Perritt Capital Management, Inc.

In late 1978, a University of Chicago doctoral student, Rolf Banz, uncovered the fact that small company stocks had outperformed large company stocks during most of the twentieth century. Of course, one might suspect a performance differential favoring smaller company stocks, because these stocks contain more risk than do large company stocks. However, when this researcher adjusted small company returns to account for their increased risk, a substantial performance differential favoring small firm stocks remained. The extra risk-adjusted returns supplied by small company stocks eventually become known as "the small firm effect."

During the decade following the discovery of the small firm effect, a number of mutual fund companies launched a large number of funds aimed at capturing the extra returns offered by small firm stocks. These funds proved to be quite popular with investors who poured hundreds of millions of dollars into small firm mutual fund portfolios. Although quite successful in attracting assets, mutual fund portfolio managers quickly found that the limited liquidity of small company stocks precluded investment in the very tiny companies represented in Rolf Banz' original research. To maintain nearly fully invested portfolios, these managers merely increased the size of the companies included in their portfolios. As a result, the average market capitalizations of many small company funds exceeded the threshold used by Banz in defining the small company universe.

To account for the disparity in the average size of stocks contained in smaller company fund portfolios, these funds were reclassified as either small company funds or micro-cap company funds. Generally, micro-cap funds were defined as those with portfolios with average market capitalizations below $500 million while mutual funds with average market capitalization portfolios ranging from $500 million to $1.5 billion were designated as small-cap funds.

The separation of micro-cap funds from small-cap funds by portfolio tracking services was made necessary because of the wide risk and return differentials that exist between funds that invest in smaller companies versus those that invest in tiny companies. In other words, funds that invest in tiny companies were just not comparable to those that invested in significantly larger companies. Even so, most small-cap and micro-cap funds continued to compare their results to a common investment benchmark, the Russell 2000 Index.

The Research Foundation of the CFA Institute states that investment portfolio benchmarks "are paper portfolios constructed for comparison with real portfolios to see whether the latter is being managed effectively." To perform its function properly, a benchmark should "embody the opportunity set of investments in an asset class." In other words, if you want to know whether or not the portfolio managers of the funds you own are doing a good job, you should compare their returns with those of an appropriate benchmark. However, in recent years, this has been an impossible task for those who opted to allocate a portion of their investment portfolio to micro-cap mutual funds because there was no index that "embodied the opportunity set of investments" in this asset class. However, help is finally on its way.

In May 2003, Morgan Stanley Capital International created an index that it claims will adequately benchmark the performance of micro-cap equity portfolios. The MSCI Micro Cap Index seeks to replicate the performance of stocks contained in the bottom 1.5 percent of public companies when ranked according to market capitalization. At present this Index contains the stocks of 1,434 companies with market-caps ranging from $10 million to $461 million and possessing an average market-cap of approximately $150 million. The largest sector weights include financial services, health care, technology, industrials and consumer discretionary. The Index is subject to a semi-annual index review each November and May.

Compare this benchmark with the Russell 2000 Index, which contains the stocks of approximately 2,000 companies and is revised annually each July. Companies included in this Index have market-caps that range from $3.2 billion to $40 million. At present the average market-cap of this Index stands at $1.0 billion. The largest sector weights include financial services, consumer discretionary, technology, health care, and industrials.

As can be seen, there is a huge disparity in the size of companies contained in the Russell 2000 (small-cap) Index and the MSCI US Micro Cap Index. However, both indices tend to be quite similar in terms of industry concentration.

Interestingly, it appears that the Frank Russell and Company also has recognized that the Russell 2000 Index does not provide an adequate benchmark for micro-cap portfolios. Beginning in June 2005, the company will publish the Russell Microcap Index designed to reflect benchmark microcap portfolio managers. The index will consist of the smallest 2,000 companies out of the 4,000 largest public companies when ranked according to market capitalization. A preliminary report indicates that market-caps will range from approximately $55 million to $500 million and the index will possess an average market capitalization of about $280 million.

Both of these new benchmarks should be of interest to shareholders of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund, since the former invests in companies with market capitalizations below $400 at the time of initial purchase, while the latter limits its initial investments to companies with market-caps below $250 million. Because of the lack of historical data for both the newly created MSCI Microcap Index and the Russell Microcap Index, we have compared the performance of the Funds in this report to those of the Russell 2000 Index. However, in future annual shareholder reports, we plan to also include a performance comparison with these two new micro-cap indices.

                      PERRITT MICROCAP OPPORTUNITIES FUND

                              President's Message

The Perritt MicroCap Opportunities Fund produced its fifth consecutive positive return for the most recent fiscal year. Your Fund was up 10.9 percent in fiscal 2004, which is slightly less than the Russell 2000 Index return of 11.7 percent. Over the past three, five and 10 years, the Perritt MicroCap Opportunities Fund has significantly outperformed the Russell 2000 Index. You can review the Fund's complete historic performance on page 4. In addition, the Fund's annual returns can be reviewed on pages 10 and 11 in the financial highlights section.

During the past year, the Perritt MicroCap Opportunities Fund's assets have increased from $130 million to more than $192 million as of October 31, 2004. With the increased assets, we have added to several of our current investments and increased the number of holdings from 122 to 142. We added 50 new companies and liquidated our investments in 30 others. Ten of these companies were sold because they reached our target valuations, 15 because of disappointing operating results, and 5 were merged or acquired.

The stock market results in the past year did not surprise many professional investors. In fact, it appears that the consensus estimate from investment professionals about the stock market's performance during the past year will be "right-on-the-money," which rarely occurs. However, professional investor pessimism regarding long-term bond prices was misplaced. Investment professionals expected the Federal Reserve Board to raise interest rates several times (which it did), which in turn would cause long-term bond prices to plummet (which they did not). As a result, 2004 proved to be another banner year for long-term bond investors.

Investment professionals (us included) also predicted a heightened level of merger and acquisition activity for 2004. Although M&A activity increased a bit, many deals were not proposed until late in the calendar year. As reported earlier, we lost 5 companies due to M&A this fiscal year versus 7 deals last fiscal year. Although most of the recent M&A activity has been confined to the large-cap sector of the market, we expect a spillover to the small-cap and micro-cap sectors in 2005.

Although short-term stock market predictions are subject to conjecture, I am somewhat confident in saying that smaller company stocks should continue to perform well next year. We currently expect the average company in the Fund to grow earnings between 25 and 30 percent next year, and valuation multiples appear to be reasonable given growth prospects and the level of interest rates. On average, the stocks in the Fund's portfolio are trading at a little more than one times sales and slightly less than 15 times next year's earnings. The Fund's median market capitalization is approximately $160 million.

As I enter my sixth year as President of the Perritt MicroCap Opportunities Fund, I find myself as excited about the future challenges as I was when I started. As the Fund has grown, we have significantly increased both our staff and the outsourced services for the Fund. Unfortunately, the reported scandals in the mutual fund industry have spawned a host of new rules and regulations, which in turn have increased the cost to fund shareholders. For example, the new rules required the Fund to hire a Chief Compliance Officer (CCO). The CCO oversees the daily activities of the Fund with an eye out for any potential or actual ethical conflicts. The CCO then reports to the Board of Directors of the Fund on a regular basis. Additional surveillance and reporting requirements have also increased the cost of doing business for most funds. However, I am pleased to report that your Fund's expense ratio has declined from 1.44 percent last year to 1.25 percent this year. I want to thank my fellow shareholders for their continued support and confidence in our ability to deliver meaningful investment returns in the micro-cap sector of the market.

Michael Corbett
President

                               PORTFOLIO MANAGERS

Dr. Gerald W. Perritt and Michael Corbett share the portfolio management duties of both the MicroCap and Emerging Opportunities Funds. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Mr. Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Emerging Opportunities Fund since its inception. He is responsible for the daily operations of both funds.

                                  Performance

         PERRITT MICROCAP OPPORTUNITIES FUND VERSUS RUSSELL 2000 INDEX

                  Date              Perritt             Russell
                  ----              -------             -------
                10/31/94             10,000              10,000
                10/31/95             12,558              11,835
                10/31/96             14,870              13,800
                10/31/97             20,216              17,847
                10/31/98             15,398              15,734
                10/31/99             13,854              18,074
                10/31/00             19,519              21,220
                10/31/01             21,400              18,525
                10/31/02             21,815              16,382
                10/31/03             36,054              23,487
                10/31/04             39,844              26,242

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns
Periods ended October 31, 2004

                                                 Past 1 Year    Past 3 Years    Past 5 Years    Past 10 Years
                                                 -----------    ------------    ------------    -------------
Perritt MicroCap Opportunities Fund                 10.92%         86.86%         188.65%          299.92%
Russell 2000 Index                                  11.73%         41.65%          45.19%          162.41%
(reflects no deduction for fees and expenses)
CPI                                                  3.19%          7.43%          13.50%           27.69%

Cumulative total returns reflect the Fund's actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

Average Annual Total Returns
Periods ended October 31, 2004

                                                 Past 1 Year    Past 3 Years    Past 5 Years    Past 10 Years
                                                 -----------    ------------    ------------    -------------
Perritt MicroCap Opportunities Fund                 10.92%         23.15%          23.59%          14.85%
Russell 2000 Index                                  11.73%         12.31%           7.74%          10.13%
(reflects no deduction for fees and expenses)
CPI                                                  3.19%          2.41%           2.56%           2.47%

Average annual total returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns are based on past results and are not an indication of future performance.

                              Ten Largest Holdings

FLANDERS CORPORATION (FLDR) designs, manufactures and markets air filters and related products and is focused on providing complete environmental filtration systems for end uses ranging from controlling contaminants in residences and commercial office buildings through specialized manufacturing environments for semiconductors and pharmaceuticals. The company's customers include Abbot & Co., Inc., The Home Depot, Inc., Motorola, Inc., Merck and Co., Inc., Upjohn Co., Wal-Mart Stores, Inc., Westinghouse Electric Corp. and several computer chip manufacturers.

HEALTHCARE SERVICES GROUP, INC. (HCSG) provides management, administrative and operating expertise and services to the housekeeping, laundry, linen, facility maintenance and foodservice departments of the healthcare industry. The Company renders its services to approximately 1,500 facilities, including nursing homes, retirement complexes, rehabilitation centers and hospitals, in 43 states and Canada.

MICHAEL BAKER CORP. (BKR) provides engineering and energy expertise for public and private sector clients worldwide (through its subsidiaries). The Company's three segments consist of Engineering, Energy and Non-Core. The Engineering segment provides a variety of design and related consulting services. The Energy segment provides a range of total asset management services for operating energy production facilities worldwide including outsourcing solutions to specific services such as training, personnel recruitment and pre-operations engineering. The Non-Core segment includes activity associated with the former buildings and transportation construction operations that are being wound down and the former subsidiary, Baker Support Services, Inc.

MONARCH CASINO & RESORT (MCRI) owns and operates the Atlantis Casino Resort (the Atlantis), a hotel/casino facility in Reno, Nevada, through its wholly owned subsidiary, Golden Road Motor Inn, Inc. The Atlantis features approximately 51,000 square feet of casino space; a hotel and a motor lodge with 980 guest rooms; nine food outlets; an enclosed pool with waterfall; an outdoor pool; a health spa; two retail outlets offering clothing and traditional gift-shop merchandise; a full-service salon for men and women; an 8,000-square-foot, family entertainment center, and approximately 25,000 square feet of banquet, convention and meeting room space. The Atlantis casino offers approximately 1,450 slot and video poker machines; 37 table games, including blackjack, craps, roulette and others; a sports book; Keno; and a poker room.

MOLDFLOW CORPORATION (MFLO) is a provider of software products and hardware solutions for the optimization and automation of plastics-focused manufacturing. The Company develops, markets and supports a broad range of computer-aided engineering software applications, manufacturing execution software with hardware solutions and hot runner process controllers to help manufacturers around the world improve their design-to-manufacture process. The Company's solutions enables its customers to speed their products to market, decrease manufacturing costs, improve production through greater reliability and quality, and reduce costly design and manufacturing errors.

ALADDIN KNOWLEDGE SYSTEMS LTD. (ALDN) is engaged in two primary industries:
Software Security (Digital Rights Management) and Enterprise Security. Within Software Security, the Company develops and markets both hardware and software components to help protect customer's software against unauthorized copying and illegal use. Within Enterprise Security, Aladdin develops and markets security systems and services to protect customer's networks from worms, viruses, spam and a universal serial bus-based smart card device for authentication and e-commerce that provides enhanced network/application security.

BARRETT BUSINESS SERVICES, INC. (BBSI) is engaged in providing staffing and professional employer organization (PEO) services to a diversified group of customers. The Company's range of services in human resource management include payroll processing, employee benefits and administration, workers' compensation coverage, risk management and workplace safety programs and human resource administration, which includes functions such as recruiting, interviewing, drug testing, hiring, placement, training and regulatory compliance. These services are typically provided through a variety of contractual arrangements, as part of either a traditional staffing service or a PEO service.

TEAM INC. (TMI) is a full-service provider of specialized industrial services including leak repair, hot tapping, emissions control monitoring, field machining, technical bolting and non-destructive testing/examination (NDT-NDE) inspection services. These services are provided throughout the United States in approximately 40 locations. The Company also conducts operations through international locations in Singapore, Aruba, Canada and Trinidad. In addition, Team licenses its proprietary leak repair and hot tapping techniques and materials to various companies outside the United States and receives a royalty based upon revenues earned by the licensee. Through its wholly owned subsidiary, Climax Portable Machine Tools, Inc., the Company is engaged in equipment sales and rental. Climax is a designer-manufacturer of portable, metal cutting machine tools used for on-site industrial maintenance.

HARVEST NATURAL RESOURCES, INC. (HNR) is an independent energy company engaged in the exploration, development, production and management of oil and gas properties. The Company has acquired and developed significant interests in the Bolivarian Republic of Venezuela and has undeveloped acreage offshore China. Its producing operations are conducted principally through its 80%-owned Venezuelan subsidiary, Harvest Vinccler, C.A., which operates the South Monagas Unit in Venezuela.

SANDERS MORRIS HARRIS GROUP INC. (SMHG) provides a range of financial services through its wholly owned operating subsidiaries, Sanders Morris Harris Inc., Salient Capital Management and SMH Capital Advisors. The Company's financial services include institutional, prime and retail brokerage, investment banking, merchant banking, financial advisory, trust related services, asset management and financial planning.

                            Schedule of Investments

October 31, 2004

COMMON STOCKS - 93.8% (a)<F1>

AIR TRANSPORT - 1.0%
   248,000   Air Methods Corporation*<F2>            $  1,894,720
                                                     ------------

BIOTECHNOLOGY - 3.2%
    40,000   Bradley Pharmaceuticals, Inc.*<F2>           662,400
   215,000   LifeCell Corporation*<F2>                  1,909,200
   135,700   Stratagene Corp.*<F2>                        970,255
   310,000   Trinity Biotech PLC - ADR*<F2>               852,500
   150,000   Vasogen Inc.*<F2>                            604,500
   266,000   Zila, Inc.*<F2>                            1,200,990
                                                     ------------
                                                        6,199,845
                                                     ------------

BUSINESS SERVICES - 7.8%
   166,500   Barrett Business Services, Inc.*<F2>       2,281,050
   165,000   Carlisle Holdings Limited*<F2>             1,074,150
    71,000   CellStar Corporation*<F2>                    269,800
   271,750   Danka Business Systems PLC ADR*<F2>          942,972
    45,000   Exponent, Inc.*<F2>                        1,215,000
    83,000   The Keith Companies, Inc.*<F2>             1,419,632
   281,350   Modtech Holdings, Inc.*<F2>                2,129,820
    97,000   RCM Technologies, Inc.*<F2>                  476,270
   184,700   Rentrak Corporation*<F2>                   1,847,000
   144,200   Team, Inc.*<F2>                            2,278,360
    35,000   World Fuel Services Corporation            1,194,200
                                                     ------------
                                                       15,128,254
                                                     ------------

CHEMICALS AND RELATED PRODUCTS - 1.1%
   140,000   Aceto Corporation                          2,206,400
                                                     ------------

COMPUTERS & ELECTRONICS - 1.9%
   120,400   COMARCO, Inc.*<F2>                           863,268
   125,500   LaBarge, Inc.*<F2>                         1,085,575
   120,000   Rimage Corporation*<F2>                    1,717,200
                                                     ------------
                                                        3,666,043
                                                     ------------

CONSUMER PRODUCTS - MANUFACTURING - 15.7%
    95,000   AMX Corporation*<F2>                       1,849,650
   206,821   Ashworth, Inc.*<F2>                        1,737,296
    94,500   Boston Acoustics, Inc.                     1,268,190
   121,000   BriteSmile, Inc.*<F2>                      1,070,850
   197,500   Compex Technologies Inc.*<F2>              1,098,100
   115,000   Culp, Inc.*<F2>                              690,000
    35,000   Deckers Outdoor Corporation*<F2>           1,325,100
   109,000   Emak Worldwide Inc.*<F2>                   1,100,900
    85,198   Haggar Corp.                               1,383,616
   259,000   Hauppauge Digital, Inc.*<F2>               1,002,330
    30,000   Helen of Troy Limited*<F2>                   796,500
    35,000   Hooker Furniture Corporation                 775,600
    80,000   Matrixx Initiatives, Inc.*<F2>             1,000,000
    65,000   Measurement Specialties, Inc.*<F2>         1,683,500
    31,300   The Middleby Corporation*<F2>              1,534,608
    35,000   Monaco Coach Corporation                     621,250
    40,000   Noble International, Ltd.                    753,200
    82,700   Perry Ellis International, Inc.*<F2>       1,778,050
    50,000   Phoenix Footwear Group, Inc.*<F2>            332,500
    94,500   Q.E.P. Co., Inc.*<F2>                      1,404,743
    32,500   RC2 Corporation*<F2>                         905,450
    98,600   Tandy Brands Accessories, Inc.             1,404,064
    69,800   Twin Disc, Incorporated                    1,692,580
    77,000   Universal Electronics Inc.*<F2>            1,369,830
   106,000   Water Pik Technologies, Inc.*<F2>          1,659,960
                                                     ------------
                                                       30,237,867
                                                     ------------

CONSUMER SERVICES - 2.1%
   109,689   LESCO, Inc.*<F2>                           1,387,566
   180,000   Stewart Enterprises, Inc.*<F2>             1,281,600
    60,000   TBC Corporation*<F2>                       1,333,800
                                                     ------------
                                                        4,002,966
                                                     ------------

ENERGY & RELATED SERVICES - 7.3%
   545,500   Electric City Corp.*<F2>                     654,600
   200,000   Global Industries, Ltd.*<F2>               1,342,000
    84,000   GulfMark Offshore, Inc.*<F2>               1,618,260
   116,300   Layne Christensen Company*<F2>             2,003,849
   154,500   Michael Baker Corporation*<F2>             2,657,400
   205,000   Newpark Resources, Inc.*<F2>               1,113,150
   100,000   OMI Corporation                            1,795,000
   294,000   OMNI Energy Services Corp.*<F2>            1,108,380
   125,000   Willbros Group, Inc.*<F2>                  1,846,250
                                                     ------------
                                                       14,138,889
                                                     ------------

ENVIRONMENTAL SERVICES - 1.9%
    70,000   Duratek, Inc.*<F2>                         1,415,750
   348,000   Synagro Technologies, Inc.*<F2>              999,456
   299,200   Versar, Inc.*<F2>                          1,241,680
                                                     ------------
                                                        3,656,886
                                                     ------------

FINANCIAL SERVICES - 3.7%
   145,000   EZCORP, Inc. - Class A*<F2>                1,128,100
   133,113   Nicholas Financial, Inc.                   1,448,269
   100,000   QC Holdings, Inc.*<F2>                     1,593,000
   154,500   Sanders Morris Harris Group Inc.           2,212,440
   239,500   U.S. Global Investors,
               Inc. - Class A*<F2>                        740,055
                                                     ------------
                                                        7,121,864
                                                     ------------

FOOD - 2.3%
   191,850   Landec Corporation*<F2>                    1,318,009
    78,000   Penford Corporation                        1,218,360
   350,000   Poore Brothers, Inc.*<F2>                  1,158,500
   105,000   SunOpta Inc.*<F2>                            660,450
                                                     ------------
                                                        4,355,319
                                                     ------------

LEISURE - 2.3%
   271,700   Century Casinos, Inc.*<F2>                 1,888,315
    93,000   Monarch Casino & Resort, Inc.*<F2>         2,597,490
                                                     ------------
                                                        4,485,805
                                                     ------------

MEDICAL SUPPLIES & SERVICES - 11.7%
   187,500   Allied Healthcare Products, Inc.*<F2>      1,503,750
    78,000   Cantel Medical Corp.*<F2>                  1,719,900
   252,100   CardioTech International, Inc.*<F2>          728,569
    22,500   Centene Corporation*<F2>                   1,067,175
    80,000   CNS, Inc.                                    912,000
   287,200   DrugMax, Inc.*<F2>                         1,062,640
   144,000   Healthcare Services Group, Inc.            2,668,320
    63,021   Horizon Health Corporation*<F2>            1,417,972
    66,020   Lifeline Systems, Inc.*<F2>                1,587,781
    68,400   Medical Action Industries Inc.*<F2>        1,137,492
    31,700   National Dentex Corporation*<F2>             903,450
   200,000   Natus Medical, Inc.*<F2>                   1,478,000
   141,300   Option Care, Inc.                          1,856,682
   310,000   PainCare Holdings, Inc.*<F2>                 750,200
   133,000   Psychemedics Corporation                   1,662,500
    60,000   SFBC International, Inc.*<F2>              1,668,600
   122,500   ZEVEX International, Inc.*<F2>               441,000
                                                     ------------
                                                       22,566,031
                                                     ------------

MILITARY EQUIPMENT - 0.5%
    44,000   The Allied Defense Group, Inc.*<F2>          863,720
                                                     ------------

MINERALS AND RESOURCES - 1.8%
    57,000   Century Aluminum Company*<F2>              1,318,980
    78,000   Metal Management, Inc.*<F2>                1,419,600
   100,000   NovaGold Resources Inc.*<F2>                 708,000
                                                     ------------
                                                        3,446,580
                                                     ------------

OIL  & GAS - 2.6%
   170,600   Brigham Exploration Company*<F2>           1,548,195
   150,000   Harvest Natural Resources, Inc.*<F2>       2,268,000
    90,000   KCS Energy, Inc.*<F2>                      1,224,900
                                                     ------------
                                                        5,041,095
                                                     ------------

REAL ESTATE - 1.1%
   152,500   Monmouth Real Estate
  Investment Corporation - Class A                      1,288,625
    24,200   Tejon Ranch Co.*<F2>                         868,538
                                                     ------------
                                                        2,157,163
                                                     ------------

RETAIL - 5.0%
    52,000   Duckwall-ALCO Stores, Inc.*<F2>              850,720
    95,100   Factory Card & Party Outlet Corp.*<F2>       865,410
    42,000   Finlay Enterprises, Inc.*<F2>                844,200
   379,703   Flanders Corporation*<F2>                  3,119,260
    20,000   MarineMax, Inc.*<F2>                         504,000
    48,000   Monro Muffler Brake, Inc.*<F2>             1,168,080
    70,000   REX Stores Corporation*<F2>                1,081,500
    40,600   Rush Enterprises, Inc. - Class A*<F2>        585,858
    46,050   Rush Enterprises, Inc. - Class B*<F2>        690,290
                                                     ------------
                                                        9,709,318
                                                     ------------

SEMICONDUCTOR RELATED PRODUCTS - 1.3%
   277,000   FSI International, Inc.*<F2>               1,292,205
   200,000   SpatiaLight, Inc.*<F2>                     1,302,000
                                                     ------------
                                                        2,594,205
                                                     ------------

SOFTWARE - 6.7%
   100,000   Aladdin Knowledge Systems*<F2>             2,515,000
   195,200   American Softare, Inc. - Class A           1,153,242
   195,000   Captaris Inc.*<F2>                           897,000
    98,400   Captiva Software Corporation*<F2>            968,256
   190,000   MapInfo Corporation*<F2>                   1,879,100
   205,000   Moldflow Corporation*<F2>                  2,550,200
   165,000   PLATO Learning, Inc.*<F2>                  1,469,325
    85,000   TradeStation Group Inc.*<F2>                 526,150
   110,000   Tyler Technologies, Inc.*<F2>                959,200
                                                     ------------
                                                       12,917,473
                                                     ------------

SPECIALTY MANUFACTURING - 4.0%
   150,000   AEP Industries Inc.*<F2>                   1,651,560
    40,000   Cascade Corporation                        1,188,000
    54,500   Printronix, Inc.*<F2>                        899,250
    71,000   Quixote Corporation                        1,276,225
    56,000   Raven Industries, Inc.                     1,263,360
   188,200   RF Monolithics, Inc.*<F2>                  1,274,114
   182,500   Urecoats Industries Inc.*<F2>                 85,775
                                                     ------------
                                                        7,638,284
                                                     ------------

TELECOMMUNICATIONS - 5.4%
    65,000   Cosine Communications, Inc.*<F2>             178,750
   109,000   Digi International Inc.*<F2>               1,492,210
   264,600   EFJ, Inc.*<F2>                             1,561,140
   180,000   Gilat Satellite Networks Ltd.*<F2>         1,031,400
   232,300   Globecomm Systems Inc.*<F2>                1,262,318
   101,000   Harmonic Inc.*<F2>                           840,320
   239,000   The Management Network Group, Inc.*<F2>      525,800
    50,000   RADVision Ltd.*<F2>                          541,000
   160,000   Radyne ComStream, Inc.*<F2>                1,176,000
   200,000   Stratex Networks, Inc.*<F2>                  363,000
   190,000   TeleCommunication Systems,
             Inc. - Class A*<F2>                          596,600
   200,000   WatchGuard Technologies, Inc.*<F2>           796,000
                                                     ------------
                                                       10,364,538
                                                     ------------

TRANSPORTATION - 3.4%
    75,400   Celadon Group, Inc.*<F2>                   1,466,530
    90,500   Frozen Food Express
               Industries, Inc.*<F2>                      756,580
   135,300   Transport Corporation
               of America, Inc.*<F2>                    1,123,531
   160,500   USA Truck, Inc.*<F2>                       1,975,755
   218,740   World Airways, Inc.*<F2>                   1,288,379
                                                     ------------
                                                        6,610,775
                                                     ------------

TOTAL COMMON STOCKS (Cost $145,326,830)               181,004,040
                                                     ------------

SHORT-TERM SECURITIES - 6.1%(a)<F1>

VARIABLE RATE DEMAND NOTES - 6.1%
 3,653,711   American Family Demand Note 1.563% #<F3>   3,653,711
 1,995,321   Wisconsin Corporate Center Credit
               Union Demand Note 1.629% #<F3>           1,995,321
 6,103,269   U.S. Bank Demand Note 1.709% #<F3>         6,103,269
                                                     ------------
                                                       11,752,301
                                                     ------------

TOTAL SHORT TERM SECURITIES (Cost $11,752,301)         11,752,301
                                                     ------------

TOTAL INVESTMENTS
  (COST $157,079,131) - 99.9%(A)<F1>                 $192,756,341
                                                     ------------
                                                     ------------

(a)<F1> Percentages for various classifications relate to total net assets. *<F2> Non-income producing security
ADR American Depository Receipt.
#<F3> Denotes variable rate demand notes. Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of October 31, 2004.

  The accompanying notes to financial statements are an integral part of this schedule.

                            Statement of Operations

                                             For the Year Ended October 31, 2004
INVESTMENT INCOME:
   Dividend income                                                 $   502,762
   Interest income                                                     208,834
                                                                   -----------
   Total investment income                                             711,596
                                                                   -----------

EXPENSES:
   Investment advisory fee                                           1,814,213
   Shareholder servicing                                               111,361
   Professional fees                                                    99,496
   Custodian fees                                                       59,734
   Fund accounting expenses                                             46,804
   Administration fee                                                   42,544
   Federal & State registration fees                                    40,122
   Reports to shareholders                                              33,157
   Directors' fees and expenses                                         17,992
   Other                                                                 8,739
   Payroll expense                                                       1,860
                                                                   -----------
      Total expenses                                                 2,276,022
                                                                   -----------

   Net investment loss                                              (1,564,426)
                                                                   -----------

   Realized and Unrealized Gain on Investments:                      5,568,696
      Realized gain on investments                                  10,624,718
                                                                   -----------
      Change in unrealized appreciation on investments
          Net realized and unrealized gain on investments           16,193,414
                                                                   -----------

   Net Increase in Net Assets Resulting from Operations            $14,628,988
                                                                   -----------
                                                                   -----------

The accompanying notes to financial statements are an integral part of this statement.

                      Statements of Changes in Net Assets

                                                                For the year ended    For the year ended
                                                                 October 31, 2004      October 31, 2003
                                                                ------------------    ------------------
OPERATIONS:
   Net investment loss                                              $ (1,564,426)       $   (417,369)
   Net realized gain on investments                                    5,568,696           5,833,259
   Net increase in unrealized appreciation                            10,624,718          24,279,977
                                                                    ------------        ------------
   Net increase in net assets resulting from operations               14,628,988          29,695,867
                                                                    ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                              (3,204,234)       $    (99,629)
   Net realized gains                                                 (2,211,649)           (158,424)
                                                                    ------------        ------------
   Total dividends and distributions                                  (5,415,883)           (258,053)
                                                                    ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued
     (6,843,667 and 5,566,645 shares, respectively)                  164,942,531         102,328,075
   Cost of shares redeemed
     (4,910,684 and 856,683 shares, respectively)                   (117,461,224)        (15,222,458)
   Reinvestment of distributions
     (199,672 and 16,433 shares, respectively)                         4,708,272             243,203
   Redemption fees                                                       202,114              90,339
                                                                    ------------        ------------
   Net increase in net assets from capital share transactions         52,391,693          87,439,159
                                                                    ------------        ------------
Total Increase in Net Assets                                          61,604,798         116,876,973

NET ASSETS
   BEGINNING OF THE PERIOD                                           131,279,464          14,402,491
                                                                    ------------        ------------
   END OF THE PERIOD (including undistributed net investment
   loss of $7,011,568 and $2,242,907, respectively)                 $192,884,262        $131,279,464
                                                                    ------------        ------------
                                                                    ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

                              Financial Highlights

For a Fund share outstanding throughout the period

                                                                           YEARS ENDED OCTOBER 31

                                             2004     2003     2002    2001     2000     1999     1998    1997     1996     1995
                                             ----     ----     ----    ----     ----     ----     ----    ----     ----     ----
NET ASSET VALUE, BEGINNING OF PERIOD        $22.82   $14.02   $13.86  $14.92   $10.59   $11.77   $17.75  $14.33   $14.17   $11.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                (0.21)2  (0.16)2  (0.16)2 (0.13)2  (0.19)2  (0.15)2  (0.17)2 (0.05)2  (0.16)2  (0.13)2
                                                <F5>     <F5>     <F5>    <F5>     <F5>     <F5>     <F5>    <F5>     <F5>     <F5>
 Net realized and unrealized
    gain (loss) on investments                2.65     9.16     0.21    0.94     4.30    (1.03)   (3.55)   4.78     2.42     3.01
                                            ------   ------   ------  ------   ------   ------   ------  ------   ------   ------
 Total from investment operations             2.44     9.00     0.05    0.81     4.11    (1.18)   (3.72)   4.73     2.26     2.88
                                            ------   ------   ------  ------   ------   ------   ------  ------   ------   ------
LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income        (0.49)   (0.09)       -   (1.95)       -        -        -   (0.04)   (0.90)       -
 Distributions from net realized gains       (0.34)   (0.14)   (0.11)      -        -        -    (2.26)  (1.27)   (1.20)   (0.60)
                                            ------   ------   ------  ------   ------   ------   ------  ------   ------   ------
 Total dividends and distributions           (0.83)   (0.23)   (0.11)  (1.95)       -        -    (2.26)  (1.31)   (2.10)   (0.60)
                                            ------   ------   ------  ------   ------   ------   ------  ------   ------   ------
REDEMPTION FEES                               0.03     0.03     0.22    0.08     0.22        -        -       -        -        -
                                            ------   ------   ------  ------   ------   ------   ------  ------   ------   ------
NET ASSET VALUE, END OF PERIOD              $24.46    22.82   $14.02  $13.86   $14.92   $10.59   $11.77  $17.75   $14.33   $14.17
                                            ------   ------   ------  ------   ------   ------   ------  ------   ------   ------
                                            ------   ------   ------  ------   ------   ------   ------  ------   ------   ------
TOTAL RETURN1<F4>                           10.92%   65.30%    1.93%   9.62%   40.89%  (10.03%) (23.83%) 35.95%   18.56%   25.60%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period
   (in thousands)                         $192,884 $131,279  $14,402 $12,979   $9,807   $8,499  $10,173 $24,831   $8,130   $6,729
 Ratio of expenses to average net assets:    1.25%    1.44%    1.60%   1.75%    1.75%    1.72%    1.81%   1.52%    1.92%    2.07%
 Ratio of net investment income
    (loss) to average net assets:            (0.9%)   (0.9%)   (1.0%)  (1.0%)   (1.3%)   (1.2%)   (1.1%)  (0.6%)   (1.2%)   (1.0%)
 Portfolio turnover rate                     30.2%    32.0%   118.0%   94.3%    89.2%    53.4%    24.0%   83.1%    58.0%    67.4%

1<F4> Total return reflects dividends but does not reflect the impact of taxes.
2<F5> Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

  The accompanying notes to financial statements are an integral part of this schedule.

                      Statement of Assets and Liabilities

                                                                October 31, 2004
ASSETS:
   Investments at fair value (cost $157,079,131)                  $192,756,341
   Dividends and interest receivable                                    29,456
   Receivable for investments sold                                     203,466
   Receivable for fund shares issued                                 1,437,225
   Other assets                                                         22,049
                                                                  ------------
       Total Assets                                                194,448,537
                                                                  ------------

LIABILITIES:
   Payable for investments purchased                                 1,153,545
   Payable for fund shares purchased                                   153,813
   Payable to Advisor                                                  162,077
   Accrued expenses and other liabilities                               94,840
                                                                  ------------
       Total Liabilities                                             1,564,275
                                                                  ------------

NET ASSETS                                                        $192,884,262
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $153,663,596
   Accumulated net investment loss                                  (7,011,568)
   Accumulated undistributed net realized
     gain on investments sold                                       10,555,023
   Net unrealized appreciation on investments                       35,677,211
                                                                  ------------
       Total Net Assets                                           $192,884,262
                                                                  ------------
                                                                  ------------

   Capital shares issued and outstanding, $0.01 par value,
   20,000,000 shares authorized                                      7,886,690

   Net asset value price per share                                $      24.46
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

                       Allocation of Portfolio Net Assets
                                October 31, 2004

               Cash Equivalents                                6%
               Consumer Products & Services                   19%
               Consumer Discretionary                         14%
               Consumer Staples                                2%
               Energy                                         12%
               Financials                                      4%
               Health Care                                    15%
               Industrials                                     6%
               Information Technology                         12%
               Materials                                       2%
               Telecommunication Services                      4%
               Transportation                                  4%

                         Notes to Financial Statements

October 31, 2004

Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

     b. Net realized gains and losses on securities are computed using the first-in, first-out method.

     c. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

     d. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers and directors of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund. At October 31, 2004, the Fund had fees due PCM of $162,077. For the year ended October 31, 2004, the Fund paid PCM $1,814,213 pursuant to the investment advisory agreement.

     The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund's expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the period ended October 31, 2004 was 1.75%. For the period ended October 31, 2004, no expenses were required to be reimbursed by PCM.

3. INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the period ended October 31, 2004 aggregated $103,695,653 and $48,223,406, respectively.

     At October 31, 2004, the Fund had no capital loss carry forwards.

     At October 31, 2004, the components of capital on a tax basis were as follows:

          Cost of investments                                     $157,079,131
                                                                  ------------
                                                                  ------------
          Gross unrealized appreciation                           $ 46,410,688
          Gross unrealized depreciation                            (10,733,478)
                                                                  ------------
          Net unrealized appreciation                             $ 35,677,210
                                                                  ------------
                                                                  ------------

          Undistributed net investment loss                       $ (7,011,568)
          Undistributed capital gains                               10,555,023
                                                                  ------------
          Total undistributed earnings                            $  3,543,455
                                                                  ------------
                                                                  ------------

The tax character of distributions paid during the fiscal year ended October 31, 2004 and the fiscal year ended October 31, 2003 were as follows:

                                             Year Ended             Year Ended
                                       October 31, 2004       October 31, 2003
                                       ----------------       ----------------
     Ordinary Income                         $3,204,234                $99,629
     Long Term Capital Gain                   2,211,649                158,424

            Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of Perritt MicroCap Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Perritt MicroCap Opportunities Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
December 8, 2004

                                Expense Example
                                October 31, 2004

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004-October 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting
principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                BEGINNING           ENDING       EXPENSES PAID
                            ACCOUNT VALUE    ACCOUNT VALUE       DURING PERIOD
                                   5/1/04         10/31/04   5/1/04 - 10/31/04
                            -------------    -------------   -----------------
Actual                          $1,000.00        $1,003.70               $6.30

Hypothetical (5% return
before expenses)                 1,000.00         1,018.85                6.34

                      PERRITT EMERGING OPPORTUNITIES FUND

                              President's Message

I would like to thank my fellow shareholders for their investment in the newly-created Perritt Emerging Opportunities Fund. In late 2003, Dr. Perritt and I embarked on the task of creating this fund. With mutual fund scandals being reported in the financial press, an increased regulatory environment in the mutual fund industry, and the many uncertainties hovering over the financial markets, you may ask why we decided to create a new mutual fund. That's a very good question!

With one data service listing more than 17,000 mutual funds, does the world need another one? Obviously, we answered the question in the affirmative. Our desire was to provide investors with a somewhat unique investment vehicle that would allow them the opportunity to invest in America's smallest public companies. (While the fund's mandate is to invest in companies that possess market capitalizations below $250 million at the time of purchase, we expect a significant portion of the Fund's portfolio to be invested in companies with market capitalizations below $100 million.) At this time, only six distinct funds possess an average market capitalization below $150 million and only one has an average market-cap below $100 million.

Interestingly, history indicates that the performance of diversified portfolios of equities increases as the average market-cap decreases. Of course, so does investment risk. However, investors who can assume greater-than-average risks in the pursuit of greater- than-average returns should consider allocating a portion of their portfolio to equities with very modest market capitalizations. Because of this perceived need, we decided to ignore the obstacles and create a fund that invests in the equities of very small public companies.

The Perritt Emerging Opportunities Fund is similar to that of the Perritt MicroCap Opportunities Fund in that both portfolios can be expected to contain a blend of both so-called growth and value stocks. Second, both portfolios will be well diversified. Investors can expect the Emerging Opportunities Fund to invest in the equity securities of from 80 to 120 companies. Third, securities will be liquidated from both portfolios when their market capitalizations expand well-beyond the initial purchase threshold. Fourth, all prospective investments are exposed to our proprietary nine-factor evaluation using both company income statements and balance sheets. Portfolio stocks are generally those that obtain above-average scores.

The basic difference between the Emerging Opportunities Fund and the MicroCap Opportunities Fund is the size of the companies included in each portfolio. For example, the MicroCap Opportunities Fund possesses a median market capitalization of approximately $160 million, while the Emerging Opportunities Fund currently has a median market capitalization of approximately $50 million. Because of their relatively small size, most of the companies contained in the Emerging Opportunities Fund have no brokerage firm analyst following. These are companies that are off the radar screen of most investors, and are best described as under-researched, misunderstood, or unloved by the professional
investment community.   To us, these companies are investment opportunities.

The equities of tiny public companies possess limited liquidity in the marketplace. That is, it is difficult to buy and sell large blocks of these stocks without affecting their price. Thus, shares must be accumulated and/or liquidated over several trading days. In addition, constraints on the size of a fund's investment in any class of company shares limit the amount of money that can be invested in any single company. As a result, we expect that we will terminate sales to new shareholders once Fund assets reach the $50 million to $100 million range.

Officially, the Fund commenced operations August 27, 2004. However, we did not begin to invest Fund assets in equities until mid-September. By the end of our fiscal year, October 31, 2004, we had only invested slightly more than one-half of fund assets in the common stocks of 52 companies. The Fund's total return during the period was 1.7% versus 6.8% for the Russell 2000 Index.

Michael Corbett
President

                                  Performance

         PERRITT EMERGING OPPORTUNITIES FUND VERSUS RUSSELL 2000 INDEX

                  Date              Perritt             Russell
                  ----              -------             -------
                8/30/04              10,000              10,000
                9/30/04              10,130              10,469
               10/31/04              10,302              10,675

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns
Periods ended October 31, 2004

                                                                 Past 2 Months
                                                                 -------------
Perritt Emerging Opportunities Fund                                      1.70%

Russell 2000 Index (reflects no deduction for fees and expenses)         6.76%

CPI                                                                      0.74%

Cumulative total returns reflect the Fund's actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

                       Allocation of Portfolio Net Assets
                                October 31, 2004

               Building Materials                              2%
               Consumer Discretionary                          4%
               Consumer Products & Services                   12%
               Energy & Environmental Services                 5%
               Financial Services                              2%
               Food                                            1%
               Information Technology                          3%
               Medical Supplies & Services                    12%
               Minerals and Resources                          3%
               Telecommunications                              7%
               Transportation                                  3%
               Cash Equivalents                               46%

                              Ten Largest Holdings

NOVAMED, INC. (NOVA) is a healthcare services company and an owner and operator of ambulatory surgery centers (ASCs). The Company owns and operates ASCs located in 14 states. Most of its ASCs are single-specialty ophthalmic surgical facilities, where ophthalmologists perform surgical procedures, such as cataract and laser vision correction (LVC) surgery. In addition to having surgical equipment in its ASCs, NovaMed also provides excimer lasers to ophthalmologists for their use in performing laser vision correction surgery in their offices.

UNITED AMERICAN HEALTHCARE CORP. (UAHC) provides comprehensive management and consulting services to a managed care organization in Tennessee. The Company also arranges for the financing of healthcare services and delivery of these services by primary care physicians and specialists, hospitals, pharmacies and other ancillary providers to commercial employer groups and government-sponsored populations in Tennessee and Michigan.

NORSTAN, INC. (NRRD) is a communications solutions and services company delivering voice and data technologies and services, and remanufactured equipment to corporate end users and public sector companies. Norstan offers a range of technologies for customer-contact solutions and converged solutions, including applications, such as messaging, conferencing and enterprise mobility. In addition, the Company provides a host of communications services, including protectnet life cycle services, project management, implementation, field delivery, voice and data network monitoring, and managed and professional services. Norstan operates principally through its subsidiaries, Norstan Communications, Inc., Norstan Canada, Ltd., Vibes Technologies, Inc. and Norstan Financial Services, Inc.

RF MONOLITHICS, INC. (RFMI) designs, develops, manufactures and markets a range of radio frequency (RF) component and module products in two groups: Low-Power Products, which include low-power components and Virtual Wire Short-Range Radio products, and Communications Products, which include frequency control modules and filters. Most of the Company's products are based on surface acoustic wave
(SAW) technology and are manufactured as discrete devices to perform specific functions and as integrated modules to meet system performance requirements. These products are incorporated into application designs in five primary markets: automotive, consumer, distribution, industrial and telecommunications, and are sold primarily in North America, Europe and Asia.

TANDY BRANDS ACCESSORIES INC. (TBAC) is a designer, manufacturer and marketer of branded men's, women's and children's accessories, including belts and small leather goods such as wallets. Its product line also includes handbags, socks, scarves, gloves, hats, hair accessories, suspenders, cold weather accessories and sporting goods accessories. The Company markets its merchandise under a portfolio of licensed and proprietary brand names.

HAUPPAUGE DIGITAL, INC. (HAUP) engineers, develops, subcontracts for manufacture, markets and sells products for the personal computer (PC) market and the Apple Macintosh market. The Company also offers products for the home entertainment market. Hauppauge has two primary product categories: analog television products and digital television products. Its analog products include the WinTV analog television receivers, WinTV-PVR television personal video recorder (PVR) products and Eskape Labs products. Digital television products offered by the Company include WinTV digital receivers, Digital Entertainment Center (DEC) products and MediaMVP product. In addition, Hauppauge offers video editing and video capture products. The Company sells its products through computer and electronic retailers, computer products distributors and original equipment manufacturers (OEMs).

IMAGE ENTERTAINMENT, INC. (DISK) is a home entertainment company engaged in the domestic acquisition and wholesale distribution of programming for release on digital versatile disc (DVD). The Company acquires and exploits exclusive distribution rights to an array of general and specialty programming, including music concerts, urban, youth culture/lifestyle, stand-up comedy, television and theatrical, foreign and silent films, in DVD, compact disc (CD) and other home entertainment formats. The Company has two business segments: Domestic, which primarily consists of acquisition, production and distribution of exclusive DVD programming, and International, which includes international sublicensing and worldwide broadcast rights exploitation.

PSYCHEMEDICS CORPORATION (PMD) provides testing services for the detection of abused substances through the analysis of hair samples. The Company's testing methods utilize a patented technology for performing immunoassays on enzymatically dissolved hair samples with confirmation testing by mass spectrometry. Its markets are workplace, schools/academic institutions, parents and research institutes. The Company's patented technology is a testing service that screens for the presence of certain drugs of abuse in hair.

DRUGMAX, INC. (DMAXD) is a full-line, wholesale distributor of pharmaceuticals, over-the-counter products, health and beauty care products, nutritional supplements and other related products. The majority of the Company's sales are in the pharmaceutical product line. Its pharmaceutical products are divided into generic and brand products. DrugMax distributes its products primarily to independent pharmacies in the continental United States, and secondarily, to small and medium-sized pharmacy chains, alternative care facilities and other wholesalers.

MITCHAM INDUSTRIES, INC. (MIND) leases and sells geophysical and other equipment used primarily by seismic data acquisition contractors to perform seismic data acquisition surveys on land and in transition zones (marsh and shallow water areas) worldwide. The Company consists of the operations of Mitcham Industries, Inc. and its two wholly owned subsidiaries, Mitcham Canada Ltd. and Seismic Asia Pacific Pty Ltd. (SAP).

                            Schedule of Investments

October 31, 2004

COMMON STOCKS - 54.2% (a)<F6>

AIR TRANSPORT - 1.0%
     4,000   Air Methods Corporation*<F7>                           $   30,560
                                                                    ----------

BUILDING MATERIALS - 1.7%
     4,500   MFRI, Inc. *<F7>                                           28,980
     4,800   TOR Minerals International, Inc. *<F7>                     22,800
                                                                    ----------
                                                                        51,780
                                                                    ----------

BUSINESS SERVICES - 2.2%
     2,500   Barrett Business Services, Inc.*<F7>                       34,250
     3,000   Rentrak Corporation*<F7>                                   30,000
                                                                    ----------
                                                                        64,250
                                                                    ----------

CONSUMER PRODUCTS - DISTRIBUTING - 2.0%
     2,000   Collegiate Pacific, Inc.                                   21,200
     7,000   Image Entertainment, Inc.*<F7>                             37,800
                                                                    ----------
                                                                        59,000
                                                                    ----------


CONSUMER PRODUCTS - MANUFACTURING - 7.7%
    10,000   Hauppauge Digital, Inc.*<F7>                               38,700
     2,000   International Absorbents, Inc.*<F7>                         8,600
     2,000   Matrixx Initiatives, Inc.*<F7>                             25,000
     3,500   Motorcar Parts of America, Inc.*<F7>                       28,525
     4,500   Phoenix Footwear Group, Inc.*<F7>                          29,925
     2,000   Q.E.P. Co., Inc.*<F7>                                      29,730
     3,000   Tandy Brands Accessories, Inc.                             42,720
     1,000   Twin Disc, Inc.                                            24,249
                                                                    ----------
                                                                       227,449
                                                                    ----------

CONSUMER SERVICES - 0.6%
    15,000   Internet America, Inc.*<F7>                                17,400
                                                                    ----------

COMPUTERS & ELECTRONICS - 0.5%
     2,000   Spectrum Control, Inc.*<F7>                                14,000
                                                                    ----------

ENERGY & RELATED SERVICES - 3.2%
     5,000   Mitcham Industries, Inc.*<F7>                              36,950
     7,300   OMNI Energy Services Corp.*<F7>                            27,521
    12,000   TGC Industries, Inc.*<F7>                                  31,800
                                                                    ----------
                                                                        96,271
                                                                    ----------

ENVIRONMENTAL SERVICES - 1.1%
     7,800   Versar, Inc.*<F7>                                          32,370
                                                                    ----------

FINANCIAL SERVICES - 2.2%
     3,000   Nicholas Financial, Inc.                                   32,640
    10,500   U.S. Global Investors, Inc. - Class A*<F7>                 32,445
                                                                    ----------
                                                                        65,085
                                                                    ----------

FOOD - 0.7%
     3,000   Landec Corporation*<F7>                                    20,610
                                                                    ----------

LEISURE - 1.0%
     4,100   Century Casinos, Inc.*<F7>                                 28,495
                                                                    ----------

MEDICAL SUPPLIES & SERVICES - 11.9%
    10,500   CardioTech International, Inc.*<F7>                        30,345
    22,000   Curon Medical, Inc.*<F7>                                   24,200
    10,000   DrugMax, Inc.*<F7>                                         37,000
     4,000   MEDTOX Scientific, Inc.*<F7>                               28,200
     7,000   Microtek Medical Holdings, Inc.*<F7>                       25,900
    17,500   NovaMed, Inc.*<F7>                                         74,200
     3,000   Psychemedics Corporation                                   37,500
    10,000   United American Healthcare Corporation*<F7>                48,000
     3,008   Waters Instruments, Inc.                                   25,388
     5,900   ZEVEX International, Inc.*<F7>                             21,240
                                                                    ----------
                                                                       351,973
                                                                    ----------

MINERALS AND RESOURCES - 2.9%
     9,000   Empire Resources, Inc.                                     31,500
     7,000   Lumina Copper Corp.*<F7>                                   29,330
     6,500   Vista Gold Corp.*<F7>                                      26,000
                                                                    ----------
                                                                        86,830
                                                                    ----------

OIL  & GAS - 0.8%
       500   Barnwell Industries, Inc.                                  24,250
                                                                    ----------

RETAIL - 3.2%
     4,000   Factory Card & Party Outlet Corp.*<F7>                     36,400
     6,000   Gottschalks, Inc.*<F7>                                     36,540
     3,000   Hastings Entertainment, Inc.*<F7>                          22,137
                                                                    ----------
                                                                        95,077
                                                                    ----------

SEMICONDUCTOR RELATED PRODUCTS - 0.9%
     3,600   Advanced Power Technology, Inc.*<F7>                       26,748
                                                                    ----------

SPECIALTY MANUFACTURING - 1.6%
     7,000   RF Monolithics, Inc.*<F7>                                  47,390
                                                                    ----------

TELECOMMUNICATIONS - 6.7%
     6,000   EFJ, Inc.*<F7>                                             35,400
     6,000   Globecomm Systems Inc.*<F7>                                32,604
     3,000   Interphase Corporation*<F7>                                22,200
     3,900   Micronetics, Inc.*<F7>                                     31,395
    10,000   Norstan, Inc.*<F7>                                         47,500
     4,000   Radyne ComStream, Inc.*<F7>                                29,400
                                                                    ----------
                                                                       198,499
                                                                    ----------

TRANSPORTATION - 2.3%
    15,000   Grupo TMM S.A. ADR - Class A*<F7>                          36,750
     4,000   Transport Corporation of America, Inc.*<F7>                33,216
                                                                    ----------
                                                                        69,966
                                                                    ----------

TOTAL COMMON STOCKS (Cost $1,599,940)                                1,608,003
                                                                    ----------

SHORT-TERM SECURITIES - 56.1% (a)<F6>
             DISCOUNT NOTES - 44.9%
 1,330,000   Federal Home Loan Bank Discount Note 1.562% 11/1/04     1,330,000
                                                                    ----------

             VARIABLE RATE DEMAND NOTES - 11.2%
   110,000   American Family Demand Note 1.563% #<F8>                  110,000
   110,000   Wisconsin Corporate Center Credit
               Union Demand Note 1.629% #<F8>                          110,000
   112,748   U.S. Bank Demand Note 1.709% #<F8>                        112,748
                                                                    ----------
                                                                       332,748
                                                                    ----------
TOTAL SHORT TERM SECURITIES (Cost $1,662,748)                        1,662,748
                                                                    ----------

TOTAL INVESTMENTS (COST $3,262,688) - 110.3% (A)<F6>                $3,270,751
                                                                    ----------
                                                                    ----------

(a)<F6> Percentages for various classifications relate to total net assets. *<F7> Non-income producing security
ADR American Depository Receipt.
#<F8> Denotes variable rate demand notes. Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of October 31, 2004.

  The accompanying notes to financial statements are an integral part of this schedule.

                       Statement of Changes in Net Assets

                                                                  For the period
                                   August 27, 20041<F9> through October 31, 2004
OPERATIONS:
   Net investment loss                                              $   (2,253)
   Net realized loss on investments                                       (623)
   Net increase in unrealized appreciation on investments                8,063
                                                                    ----------
   Net increase in net assets resulting from operations                  5,187
                                                                    ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                    --
   Net realized gains                                                       --
                                                                    ----------
   Total dividends and distributions                                        --
                                                                    ----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued (308,172 shares)                      3,120,027
   Cost of shares redeemed (26,585 shares)                            (264,408)
   Redemption fees                                                       5,288
                                                                    ----------
   Net increase in net assets from capital share transactions        2,860,907
                                                                    ----------

TOTAL INCREASE IN NET ASSETS                                         2,866,094

NET ASSETS:
   Beginning of period                                                 100,000
                                                                    ----------
   End of period (including undistributed
     net investment loss of $2,253)                                 $2,966,094
                                                                    ----------
                                                                    ----------

1<F9>  Commencement of operations.

                              Financial Highlights

For a Fund share outstanding throughout the period

                  For the period  August 27, 20041<F10> through October 31, 2004

NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
                                                                ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                  (0.01) 2<F11>
   Net realized and unrealized gain (loss) on investments         0.15
                                                                ------
   Total from investment operations                               0.14
                                                                ------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income                              -
   Distributions from net realized gains                             -
                                                                ------
   Total dividends and distributions                                 -
                                                                ------
REDEMPTION FEES                                                   0.03
                                                                ------
NET ASSET VALUE, END OF PERIOD                                  $10.17
                                                                ------
                                                                ------
TOTAL RETURN3<F12>                                               1.70% 4<F13>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period  (in thousands)                    $2,966
   Ratio of expenses to average net assets:
   Before waiver and reimbursement                              17.32% 5<F14>
   After waiver and reimbursement                                1.95% 5<F14>
   Ratio of net investment income (loss) to average net assets:
   Before waiver and reimbursement                             (16.23%) 5<F14>
   After waiver and reimbursement                               (0.86%) 5<F14>
   Portfolio turnover rate                                       1.46%

1<F10>  Commencement of operations.
2<F11> Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
3<F12> Total return reflects reinvested dividends but does not reflect the impact of taxes.
4<F13>  Not Annualized - Calculated since August 27, 2004.
5<F14>  Annualized.

  The accompanying notes to financial statements are an integral part of this statement and schedule.

                      Statement of Assets and Liabilities

                                                                October 31, 2004
ASSETS:
   Investments at fair value (cost $3,262,688)                    $3,270,751
   Dividend and interest receivable                                    1,225
   Receivable for fund shares issued                                   5,000
   Receivable from Advisor                                            37,122
   Other assets                                                       78,347
                                                                  ----------
       Total Assets                                                3,392,445
                                                                  ----------

LIABILITIES:
   Payable for investments purchased                                 308,268
   Payable to Advisor                                                 94,691
   Accrued expenses and other liabilities                             23,392
                                                                  ----------
       Total Liabilities                                             426,351
                                                                  ----------

NET ASSETS                                                        $2,966,094
                                                                  ----------
                                                                  ----------

NET ASSETS CONSIST OF:
   Capital stock                                                  $2,960,907
   Accumulated net investment loss                                    (2,253)
   Accumulated undistributed net realized
     loss on investments sold                                           (623)
   Net unrealized appreciation on investments                          8,063
                                                                  ----------
       Total Net Assets                                           $2,966,094
                                                                  ----------
                                                                  ----------

   Capital shares issued and outstanding, $0.00001 par value;
   100,000,000 shares authorized                                     291,587

   Net assets value price per share                               $    10.17
                                                                  ----------
                                                                  ----------

                            Statement of Operations

                         For the period August 27, 2004 through October 31, 2004
INVESTMENT INCOME:
   Dividend income                                                     $    55
   Interest income                                                       2,817
                                                                       -------
       Total investment income                                           2,872
                                                                       -------
EXPENSES:
   Offering expenses                                                    16,344
   Fund accounting expenses                                              4,284
   State registration fees                                               4,095
   Reports to shareholders                                               3,654
   Audit fees                                                            3,465
   Investment advisory fee                                               3,285
   Shareholder servicing                                                 2,772
   Legal fees                                                            2,583
   Directors' fees and expenses                                          2,501
   Other                                                                 1,197
   Administration fee                                                      882
   Custody fees                                                            315
   Payroll expense                                                         155
                                                                       -------
       Total expenses before waiver and reimbursement of expenses       45,532
       Less: waiver of expenses and reimbursement from Advisor          40,407
                                                                       -------
       Net expenses                                                      5,125

   Net investment loss                                                  (2,253)
                                                                       -------

   Realized and Unrealized Gain (Loss) on Investments:
       Realized loss on investments                                       (623)
       Change in unrealized appreciation on investments                  8,063
                                                                       -------
           Net realized and unrealized gain on investments               7,440
                                                                       -------

   Net Increase in Net Assets Resulting from Operations                 $5,187
                                                                       -------
                                                                       -------

The accompanying notes to financial statements are an integral part of these statements.

                         Notes to Financial Statements

October 31, 2004

Perritt Funds, Inc. (the "Company"), which consists solely of the Perritt Emerging Opportunities Fund (the "Fund"), was formed under the laws of the state of Maryland on March 22, 2004, and commenced business on August 27, 2004. The Company is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

     b. Net realized gains and losses on securities are computed using the first-in, first-out method.

     c. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date.

     d. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     e. Professional fees related to preparing the Fund's initial registration statement, registration fees, and other offering costs are accounted for as a deferred charge until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis.

     f. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT

     The Company has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers and directors of the Company are affiliated. Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.

     PCM has absorbed all organization costs to establish the Company and enable it legally to do business. Costs incurred and absorbed by PCM for the period from March 22, 2004 (date of organization) through August 9, 2004 were $6,000. Additionally, for the period ended October 31, 2004, $40,407 of expenses were waived by PCM. At October 31, 2004, assets of the Fund include $37,122 receivable from PCM.

3.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the period ended October 31, 2004 aggregated $1,611,210 and $10,647, respectively.

     At October 31,2004, the Fund had no capital loss carry forwards.

     At October 31, 2004, the components of capital on a tax basis were as follows:

          Cost of investments                                       $3,262,688
                                                                    ----------
                                                                    ----------
          Gross unrealized appreciation                             $   75,745
          Gross unrealized depreciation                                (67,682)
                                                                    ----------
          Net unrealized appreciation                               $    8,063
                                                                    ----------
                                                                    ----------

          Undistributed net investment loss                         $   (2,253)
          Undistributed capital gains                                     (623)
                                                                    ----------
          Total undistributed earnings                              $   (2,876)
                                                                    ----------
                                                                    ----------

There were no distributions paid during the period August 27, 2004 through October 31, 2004.

            Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of Perritt Emerging Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Perritt Emerging Opportunities Fund (the "Fund"), a series of Perritt Funds, Inc., including the schedule of investments, as of October 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the period from August 27, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Emerging Opportunities Fund as of October 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for the period from August 27, 2004 (commencement of operations) to October 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
December 8, 2004

                                Expense Example
                                October 31, 2004

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 27, 2004-October 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting
principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               BEGINNING          ENDING         EXPENSES PAID
                           ACCOUNT VALUE   ACCOUNT VALUE         DURING PERIOD
                                 8/27/04        10/31/04    8/27/04 - 10/31/04
                           -------------   -------------    ------------------
Actual                         $1,000.00       $1,018.00                 $3.55

Hypothetical (5% return
before expenses)                1,000.00        1,005.50                  3.53

                      Perritt MicroCap Opportunities Fund
                     & Perritt Emerging Opportunities Fund
                             Directors and Officers

The funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of Perritt Capital Management, Inc. "Inside" directors are officers of Perritt Capital Management. The Board of Directors elects the funds' officers, who are listed below. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

                         TERM OF OFFICE      PRINCIPAL OCCUPATION                                              OTHER DIRECTORSHIPS
NAME AND AGE             LENGTH OF SERVICE   LAST FIVE YEARS                                           HELD BY DIRECTOR OR OFFICER
------------             -----------------   --------------------                                      ---------------------------

INDEPENDENT DIRECTORS

Dianne C. Click, 42      MicroCap            Ms. Click is a licensed Real Estate Broker                                       None
                         --------            in the State of Montana. She recently started her
                         Indefinite Term     own real estate sales company, Bozeman Broker Group,
                         9 years             in April 2004. She has been licensed in the state of
                         Emerging            Montana since 1995. Prior to her real estate business,
                         --------            she was a marketing consultant to financial
                         Indefinite Term     management companies.
                         2 months

David S. Maglich, 47     MicroCap            Mr. Maglich is a Shareholder with                                                None
                         --------            the law firm of Fergeson, Skipper,et. al.
                         Indefinite Term     in Sarasota, Florida and has been
                         16 years            employed with such firm since April 1989.
                         Emerging
                         --------
                         Indefinite Term
                         2 months

INSIDE DIRECTOR

Gerald W. Perritt, 62    MicroCap            Dr. Perritt has been a director of the MicroCap                                  None
                         --------            Opportunities Fund since its inception and
                         Indefinite Term     Vice President since November 1999.
                         17 years            Prior thereto he served as President of the Fund.
                         Emerging            He has served as President of Perritt Capital
                         --------            Management since its inception in 1987.
                         Indefinite Term
                         2 months

OFFICERS

Michael J. Corbett, 39   MicroCap            Mr. Corbett has been President and Treasurer                                     None
                         --------            of the MicroCap Opportunities Fund since
                         One-Year Term       November 1999. He has served as a Vice President
                         13 years            of the MicroCap Opportunities Fund from March
                         Emerging            1991 until November 1999 and has been Vice President of
                         --------            Perritt Capital Management since February 1997.
                         One-Year Term
                         2 months

Gerald W. Perritt, 62    MicroCap            Dr. Perritt has been a director of the MicroCap                                  None
                         --------            Opportunities Fund since its inception and Vice
                         One-Year Term       President since November 1999. Prior thereto
                         17 years            he served as President of the Fund. He has served
                         Emerging            as President of Perritt Capital Management since
                         --------            its inception in 1987.
                         One-Year Term
                         2 months

Robert A. Laatz, 60      MicroCap            Mr. Laatz has served as Chief Compliance Officer                                 None
                         --------            for both funds since September 30, 2004. Mr. Laatz
                         One-Year Term       has been a Vice President of the MicroCap Opportunities
                         7 years             Fund since November 1997, Secretary since November
                         Emerging            1998 and an associate since May 1997.
                         --------
                         One-Year Term
                         2 months

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
                       300 South Wacker Drive, Suite 2880
                             Chicago, IL 60606-6703
                                  800-331-8936

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                      Altschuler, Melvoin and Glasser LLP
                             One South Wacker Drive
                             Chicago, IL 60606-3392

                                 LEGAL COUNSEL
                              Foley & Lardner LLP
                           777 East Wisconsin Avenue
                               Milwaukee, WI 53202

                  ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

              For assistance with your existing account, call our
                  Shareholder Service Center at 1-800-332-3133

The Funds' Statements of Additional Information contain information about the Funds' directors and are available without charge upon request by calling 1-800-332-3133.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' latest Form N-Q is also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission's website at http://www.sec.gov.

                                No Sales Charges
                          No Redemption Charges*<F15>
                                 No 12b-l Fees
                        Minimum Initial Investment $1000
                      IRA Minimum Initial Investment $250
                           Dividend Reinvestment Plan
                           Systematic Withdrawal Plan
                           Automatic Investment Plan
                          Retirement Plans Including:
                         O IRA          o Keogh
                         O SEP          o Roth IRA
                         O 403b         o Education IRA

      *<F15>  2% redemption fee imposed for shares held less than 90 days

                                 (PERRITT LOGO)
                          MICROCAP OPPORTUNITIES FUND
                          EMERGING OPPORTUNITIES FUND


         300 S. Wacker Drive  o  Suite 2880  o  Chicago, IL 60606-6703
            Tel 312-669-1650  o  800-331-8936  o  Fax: 312-669-1235
       E-mail: PerrittCap@PerrittCap.com  o  Web Site: www.PerrittCap.com

 This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities
              Fund and/or the Perritt Emerging Opportunities Fund.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees and tax fees by the principal accountant.

                             FYE  10/31/2004       FYE  10/31/2003
                             ---------------       ---------------

Audit Fees                   $26,500               $24,500
Audit-Related Fees           $0                    $0
Tax Fees                     $2,000                $1,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees               FYE  10/31/2004      FYE  10/31/2003
----------------------               ---------------      ---------------
Registrant                                $0                   $0
Registrant's Investment Adviser           $0                   $0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Perritt MicroCap Opportunities Fund, Inc.
                   ---------------------------------------------------

     By (Signature and Title) /s/ Michael J. Corbett
                              ----------------------------------------
                              Michael J. Corbett, President

     Date      January 5, 2005
           -----------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ Michael J. Corbett
                               ---------------------------------------
                               Michael J. Corbett, President

     Date      January 5, 2005
            ---------------------

     By (Signature and Title)  /s/ Michael J. Corbett
                               ---------------------------------------
                               Michael J. Corbett, Treasurer

     Date      January 5, 2005
           -----------------------